UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2025

Nxu, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41509	92-2819012
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1828 N. Higley Rd. Ste 116, Mesa, AZ 85205
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (602) 309-5425

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NXU	NASDAQ

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed by Nxu, Inc., a Delaware corporation (the “Company”), with the Securities and Exchange Commission (the “SEC”) on April 2, 2024, the Company received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that the bid price of its listed securities had closed at less than the minimum bid price of $1.00 per share over the previous 30 consecutive business days required for continued listing on The Nasdaq Capital Market (“Nasdaq CM”), and, as a result, did not comply with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company was granted 180 calendar days, or until September 30, 2024, to regain compliance with the Minimum Bid Price Requirement. Subsequently, on October 1, 2024, the Company was afforded an additional 180 calendar day compliance period, or until March 31, 2025 (the “Extended Compliance Period”), to demonstrate compliance by meeting the minimum bid price of at least $1.00 per share for a minimum of 10 consecutive business days (the “Minimum Bid Price Cure”) during the Extended Compliance Period.

As previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on October 24, 2024, the Company, NXU Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Nxu Merger Sub, LLC, a Delaware limited liability (“Merger Sub II”), and Verde Bioresins, Inc., a Delaware corporation (“Verde”), entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub I will merge with and into Verde, with Verde continuing as a wholly owned subsidiary of the Company and the surviving corporation of the first merger (the “First Merger”) and promptly following the First Merger, Verde shall merge with and into Merger Sub II (the “Second Merger” and together with the First Merger, the “Merger”), with Merger Sub II continuing as the surviving entity of the Second Merger. Among other things, it is a condition to the closing of the Merger that the shares of the Company’s common stock to be issued in the Merger pursuant to the Merger Agreement have been approved for listing on Nasdaq CM. Accordingly, in anticipation of completing the Merger prior the expiration of the Extended Compliance Period on March 31, 2025, the Company filed an initial listing application pursuant to the terms of the Merger Agreement for the combined company to list the securities of the combined company on Nasdaq CM.

When it became apparent that the Merger would not be consummated during the Extended Compliance Period and in an effort to regain compliance with the Minimum Bid Price Requirement, as previously disclosed in a Current Report on Form 8-K filed by the Company with the SEC on March 31, 2025, the Company filed an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware on March 28, 2025 to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s listed securities, its Class A common stock, par value $0.0001 per share (the “Class A common stock”), at a ratio of 1-for-20. The Reverse Stock Split became effective at 12:01 a.m. Eastern Time on March 31, 2025. Upon the opening of trading on March 31, 2025, the Class A common stock began trading under the existing trading symbol “NXU” on a split-adjusted basis under a new CUSIP number, 62956D303.

On April 1, 2025, the Company received a letter from the Staff notifying the Company that it had not regained compliance with the Minimum Bid Price Requirement. Accordingly, the Company’s securities are subject to delisting from Nasdaq. Although the Reverse Stock Split became effective on March 31, 2025, the Company did not meet the Minimum Bid Price Cure during the Extended Compliance Period. As a result, the Company’s securities will be suspended from trading on Nasdaq CM at the opening of business on April 10, 2025.

On April 7, 2025, the Company requested a hearing to appeal the Staff’s determination to Nasdaq’s Hearing Panel (the “Panel”). Pursuant to Nasdaq Listing Rule 5815(a)(1)(B)(ii)(d), the timely request for a hearing will not stay the trading suspension of the Company’s securities. The Company intends to provide a plan to regain compliance with the Minimum Bid Price Requirement to the Panel. Although the closing bid price of Company’s Class A common stock has traded above $1.00 per share for the past five consecutive business days since the effectiveness of the Reverse Stock Split on March 31, 2025 (inclusive of April 7, 2025), there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement for continued listing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” and similar expressions also identify forward looking statements. Forward-looking statements include, but are not limited to, the Company’s plans to negotiate and implement available options to regain compliance with the Minimum Bid Price Requirement. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside of the Company’s control and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, the Company’s ability to maintain compliance with any other continued listing requirement of Nasdaq. Additional information regarding risks and uncertainties associated with the Company’s business and a discussion of some of the factors that may cause actual results to differ materially from the results expressed or implied by such forward-looking statements can be found in the Company’s filings with the SEC, including the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and in its subsequent filings with the SEC. These forward-looking statements are based on information as of the date hereof, and the Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NXU, INC.

Date: April 7, 2025	By:	/s/ Mark Hanchett
Mark Hanchett
Chief Executive Officer

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